UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K/A
(Amendment No.1)
 ____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2021
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

EXPLANATORY NOTE

Under Armour, Inc. (the “Company”) is filing this Amendment No. 1 to amend the Company’s Current Report on Form 8-K filed on August 16, 2021 (the “Original 8-K”) to update certain disclosures therein under Item 5.02. This Amendment No. 1 was inadvertently filed as a Form 8-K on September 7, 2021 and is being filed again as a Form 8-K/A. The disclosure contained in Item 5.02 of the Original 8-K is hereby supplemented and amended by the disclosure contained in Item 5.02 of this Amendment No. 1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2021, the Company filed the Original 8-K announcing the election of David W. Gibbs as Director of the Company effective September 1, 2021. At that time, Mr. Gibbs had not been appointed to any committee of the Board of Directors. On September 1, 2021, the Board of Directors appointed Mr. Gibbs to serve as a member of the Audit Committee and the Human Capital and Compensation Committee, effective October 1, 2021. In connection therewith, the Board of Directors also voted to update the composition of the Audit Committee, the Human Capital and Compensation Committee and the Corporate Governance and Sustainability Committee, effective October 1, 2021, as follows:

Audit Committee	Human Capital and Compensation Committee	Corporate Governance and Sustainability Committee
Douglas E. Coltharp (Chair)	Harvey L. Sanders (Chair)	Eric T. Olson (Chair)
Mohamed A. El-Erian	Jerri L. DeVard	Jerri L. DeVard
David W. Gibbs	David W. Gibbs	Karen W. Katz
Westley Moore

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: September 8, 2021	By:	/s/ John P. Stanton
John P. Stanton
Executive Vice President, General Counsel & Secretary